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                                  Exhibit 32.1

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of News Communications, Inc. ("NCI") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, James A. Finkelstein, President and Chief Executive Officer NCI, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ James A. Finkelstein
------------------------
Name: James A. Finkelstein
President and Chief Executive Officer

Date: April 15, 2005